UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 13, 2003

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	22-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1809 Walnut Street, Philadelphia PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (215) 564-2313

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1    Earnings Release dated November 13, 2003 – Third Quarter FY’04 Earnings

Item 12.    Results of Operations and Financial Condition

On November 13, 2003, the Company issued an earnings release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The earnings release disclosed material non-public information regarding the Company’s financial position and results of operations as of and for the three and nine-months ended October 31, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: November 18, 2003	By:	/s/ Richard A. Hayne

Richard A. Hayne Chairman and President

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Exhibit Index

99.1    Earnings Release dated November 13, 2003 – Third Quarter FY’04 Earnings

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